UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2005


                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-23961              41-1810301
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File number)           Identification No.)



10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota              55305
           (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (952) 417-5645


                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Metris Receivables, Inc. reported Metris Master Trust (MMT) results for the month Ended October 31, 2005 are presented in the table below.

October 31, 2005                                          (annualized)
                                                          (unaudited)

Gross Cash Portfolio Yield (1)                              28.61%
Gross Default Rate (2)                                      14.33%
Base Rate (3)                                                6.48%
1-Month Excess Spread (4)                                    7.80%
3-Month Excess Spread (5)                                    8.46%
2-Cycle Plus Total Delinquency Rate (6)                      8.31%
2-Cycle Plus Principal Delinquency Rate (7)                  6.94%
Monthly Payment Rate (8)                                     9.11%

(1) Gross Cash Portfolio Yield with respect to any monthly period is the annualized percentage of Finance Charge Collections (including APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, debt waiver fees, other fees and recoveries received), applied to an average daily principal investor interest.

(2) Gross Default Rate with respect to any monthly period is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average daily principal investor interest.

(3) Base Rate is the weighted-average interest rate plus a 2% servicing fee.

(4) One-Month Excess Spread is the difference of the Gross Cash Portfolio Yield minus the Gross Default Rate minus the Base Rate.

(5) Three-Month Excess Spread is the straight average of the current month plus previous two months' One-Month Excess Spread.

(6) Two-Cycle Plus Total Delinquency Rate is the percentage of total receivables currently 30 days or more contractually overdue by customers, divided by the total receivables at the end of the month.

(7) Two-Cycle Plus Principal Delinquency Rate is the percentage of principal receivables currently 30 days or more contractually overdue by customers, divided by the principal receivables at the end of the month.

(8) Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.

The following is a roll forward of the outstanding spread account balances related to the public term asset-backed series issued and outstanding from the Metris Master Trust, for the month ending October 31, 2005.

Beginning balance (9/30/05)         $  28,527,722
Spread account deposits                         0
Spread account releases                         0
                                    -------------
Ending balance (10/31/05)           $  28,527,722
                                    =============

These spread account balances exist for a number of reasons, including performance of the underlying assets and structural considerations within each public series issued from the Metris Master Trust.

On October 17, 2005, the federal Bankruptcy Abuse Prevention and Consumer Protection Act became law. The purpose of this new law was to establish income measures that determine a petitioners' eligibility to file for Chapter 7 bankruptcy protection. As a result of the then pending deadline to file bankruptcy under the previous law, we saw a significant increase in bankruptcy filings during the September and October time periods. Specifically, we saw a 49.3% and a 160.7% increase in the percentage of our credit card accounts filing bankruptcy during September and October, respectively, over the comparable prior year periods. We believe the majority of these filings represent an acceleration of first and second quarter 2006 charge-offs into the fourth quarter of 2005. This belief is due to the fact that approximately 84% of these filings were related to credit card receivables that were two-cycle plus delinquent, which has historically been an indication that many of these receivables would ultimately charge-off. As a result of these higher filings and the related charge-offs, we expect the fourth quarter average excess spread in the Metris Master Trust to decrease between 350 and 450 basis-points from the third quarter of 2005, with the low point in excess spread being the month of December 2005 at an estimated range of zero to 2%. We expect the resulting excess spreads will have no effect on the payment of principal or interest on any outstanding asset-backed securities issued by the Metris Master Trust and we do not expect that an amortization event will occur with respect to any outstanding series of the Metris Master Trust. Furthermore, we expect this lower excess spread will restrict the release of approximately $50 million to $75 million in cash restricted due to performance from the Metris Master Trust during the first half of 2006. We expect to have adequate liquidity during the period that cash is restricted from release to the Company.


Item 9.01.  Financial Statements and Exhibits

Ex. 20a Series 1999-2 October Securityholders' Statement

Ex. 20b Series 1999-3 October Securityholders' Statement

Ex. 20c Series 2000-3 October Securityholders' Statement

Ex. 20d Series 2001-2 October Securityholders' Statement

Ex. 20e Series 2002-4 October Securityholders' Statement

Ex. 20f Series 2004-1 October Securityholders' Statement

Ex. 20g Series 2004-2 October Securityholders' Statement

Ex. 20h Series 2005-1 October Securityholders' Statement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRIS RECEIVABLES, INC.


                                   By:/s/Scott R. Fjellman
                                         Scott R. Fjellman
                                         Sr. Vice President and Treasurer

Dated:  November 14, 2005





                                  EXHIBIT INDEX

Exhibit No.     Description


Ex. 20a         Series 1999-2 October Securityholders' Statement

Ex. 20b         Series 1999-3 October Securityholders' Statement

Ex. 20c         Series 2000-3 October Securityholders' Statement

Ex. 20d         Series 2001-2 October Securityholders' Statement

Ex. 20e         Series 2002-4 October Securityholders' Statement

Ex. 20f         Series 2004-1 October Securityholders' Statement

Ex. 20g         Series 2004-2 October Securityholders' Statement

Ex. 20h         Series 2005-1 October Securityholders' Statement